                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2000



                              CONNETICS CORPORATION

             (Exact name of registrant as specified in its charter)




                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



                         0-27406                      94-3173928

               (Commission File Number)    (IRS Employer Identification No.)




                  3400 WEST BAYSHORE ROAD, PALO ALTO, CA 94303

               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:       (650) 843-2800
                                                          --------------

ITEM 5.  OTHER EVENTS

       On June 20, 2000, Connetics Corporation (the "Company") raised $20.1 million through a private placement of 2,010,000 shares of the Company's common stock, par value $.001 per share (the "Offering"), pursuant to a Common Stock Purchase Agreement dated June 20, 2000 (the "Stock Purchase Agreement"), by and among the Company and the investors named therein (the "Investors"). The shares of common stock sold in the Offering were sold to existing and new investors. The shares have not been registered under the Securities Act of 1933 (the "Act"). In connection with the Offering and pursuant to a Registration Rights Agreement dated June 20, 2000 (the "Registration Rights Agreement"), by and among the Company and the Investors, the Company has agreed to file a registration statement on Form S-3 under the Act to register the resale of the shares purchased by the Investors.

       The Stock Purchase Agreement is attached to this Current Report on Form 8-K and referenced as Exhibit 10.1. The Registration Rights Agreement is attached hereto and referenced as Exhibit 10.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits.

Exhibit No.                              Description
-----------                              -----------
Exhibit 10.1   Common Stock Purchase Agreement, dated June 20, 2000, by and among the Company and certain investors named therein.

Exhibit 10.2 Registration Rights Agreement, dated June 20, 2000 by and among the Company and certain investors named therein.

Exhibit 99.1   Press Release dated June 21, 2000.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CONNETICS CORPORATION
                                                 (Registrant)

                                            By:    /s/ John L. Higgins
                                               ---------------------------------

                                                   John L. Higgins
                                                   Exec. Vice President, Finance
                                                   and Administration and Chief
                                                   Financial Officer

Dated: July 18, 2000

                                INDEX TO EXHIBITS

Exhibit No.                                 Description
-----------                                 -----------
Exhibit 10.1   Common Stock Purchase Agreement, dated June 20, 2000, by and among the Company and certain investors named therein.

Exhibit 10.2 Registration Rights Agreement, dated June 20, 2000 by and among the Company and certain investors named therein.

Exhibit 99.1   Press Release dated June 21, 2000.